The Asia Tigers Fund, Inc.

                                                                   June 11, 1998

Dear Fund Shareholder,

We are pleased to present you with the unaudited financial statements of The Asia Tigers Fund, Inc. for the six-months ended April 30, 1998. The most recent period has been a volatile one for the region, with most markets experiencing negative returns. Malaysia, Korea, Pakistan and China saw sharp economic declines, while some of the smaller markets, Sri Lanka and the Philippines, have seen better performance. The Investment Adviser continues to monitor the overall economic and market conditions of the region.

The effect of the Asian crisis on the region has resulted in a change of the Fund's geographical allocation. Most notably, the Investment Adviser shifted the country allocations towards India and Thailand and also increased the cash position from 9.1% to 11.6%.

The Fund's net asset value ("NAV") closed at $8.80 per share at April 30, 1998, dropping 9.1% for the six-month period, outperforming, by reference, the MSCI Asia Free Ex-Japan Index, which was down 10.8% over the same period. The Fund continues to provide its shareholders with broad-based exposure to the emerging equity markets of the Asian Pacific basin and the Indian subcontinent. As of April 30, 1998, the Fund held 101 issues in 13 Asian countries.

In the near-term, the Investment Adviser remains cautious, believing that at some point, the region's markets will bottom and return to their secular growth. We will maintain our defensive position until our perspective changes.

On behalf of the Board of Directors, thank you for your participation in the Fund.

Sincerely,

/s/ Alan Rappaport

Alan Rappaport
Chairman

Report of the Investment Adviser                      The Asia Tigers Fund, Inc.


Performance

The six-month period ended April 30, 1998 was disappointing and frustrating for the Asia Ex-Japan equity investor. The MSCI AC Asia Ex-Japan regional benchmark dropped 10.8%. During the same period, the Fund's net asset value fell 9.1%.

Volatility was felt across the region. Indonesia's stock market and currency both collapsed during the six-month period resulting in a U.S. dollar return of negative 61.4%. In addition, Malaysia, Korea, Pakistan and China suffered double digit declines. The best performing markets were the relatively small markets of Sri Lanka (up 9.4%) and Philippines (up 7.3%).

Country Allocation

During the six-month period, the Fund shifted its geographic allocation. Allocation decisions are made based on the changing underlying economic conditions and relative equity valuations. Since the end of October 1997, changes in the Fund's country weightings include an increase in India and Thailand and a decrease in Hong Kong, Indonesia and Korea. The Fund's cash level rose from 9.1% to 11.6%. The charts below indicate the Fund's breakdown at the Fund's most recent fiscal year end and at April 30, 1998.

   [THE FOLLOWING TABLE WAS REPRESENTED BY PIE CHARTS IN THE PRINTED MATERIAL

       April 30, 1998                           October 31, 1997
       --------------                           ----------------

Hong Kong           29.3%                Hong Kong           32.0%
Taiwan              15.2                 Taiwan              14.5
India               13.5                 India               11.0
Cash (U.S.)         11.6                 Singapore           10.9
Singapore           10.5                 Cash (U.S.)          9.1
Malaysia             7.7                 Malaysia             6.9
Thailand             4.0                 Indonesia            5.3
Korea                2.5                 Korea                4.0
Pakistan             1.7                 Thailand             2.0
China                1.5                 Philippines          1.5
Philippines          1.4                 China                1.3
Indonesia            0.9                 Pakistan             1.3
Sri Lanka            0.2                 Sri Lanka            0.2
Bangladesh           0.0                 Bangladesh           0.0


--------------------------------------------------------------------------------
The Fund's net asset value is calculated weekly and published in The Wall Street Journal every Monday under the heading, "Closed End Funds." The Fund's NAV is also published in The New York Times on Mondays and in Barron's on Saturdays. The Fund is listed on the New York Stock Exchange under ticker symbol GRR. If you have any questions or would like an update on the Fund, please call our toll-free phone number, (800) 421-4777. This number provides a recorded monthly market review as well as specific details about the Fund, its portfolio and performance.
--------------------------------------------------------------------------------

Regional Outlook

Asia has entered its most difficult and challenging period since World War II. What began as a currency and corporate funding crisis in Thailand in July of 1997, evolved into the end of the Asian currency dollar block and a harsh, new economic reality in Asia.

Most Asian currencies have maintained either direct or indirect links with the U.S. dollar. As the region's economies have historically been dominated by the United States economy, the peg policy has strong historical merit. The peg system has helped to provide Asia with stable currency and monetary policies. For example, the value of a Hong Kong dollar has been maintained at between twelve and fourteen U.S. cents for more than fourteen years. While the Investment Adviser expects the Hong Kong dollar's peg to the U.S. dollar to remain firm for the foreseeable future, many of Asia's U.S. dollar currency links were broken during the second half of 1997. During the six-month period ended April 30, 1998, the Philippine Peso and the Malaysian Ringgit each lost more than 10% of their value against the U.S. dollar. The worst hit were the Korean Won and the Indonesian Rupiah; both fell 28% and 55%, respectively. Unfortunately for the U.S. dollar-based investor already invested in foreign denominated stocks, a devaluating currency has an immediate impact by making their portfolio worth less when translated back into U.S. dollars. On the other hand, companies located in countries with devaluing currencies have immediately enhanced their export competitiveness. As Asia's currencies plunged against the U.S. dollar, the size of U.S. dollar debts conversely grew. Debt problems at individual companies collectively exposed weaknesses in banking systems. In particular, the banking systems of Thailand, Korea, Indonesia and Malaysia were found to be over-extended, under-collateralized and in need of restructuring and re-capitalization. As was the case in the Savings & Loan crisis in the United States in the early 1990's, re-capitalization of the banking systems of Asia will take time. As you are likely aware, the Resolution Trust Corporation or "RTC" was a United States government-funded institution set up to purchase non-performing assets of weak Savings & Loans. Over time, the RTC packaged and sold off these very same distressed assets to private investors at market prices. The time for Asia's version of a Resolution Trust Corporation has arrived.

Asian economic momentum is slowing significantly from its rapid pace over the past twenty years. After growing at an annual rate in excess of 6% for at least the past 15 years, the Asia ex-Japan region will likely grow at less than 3% in 1998. In Indonesia, Thailand, and Korea, there should be significant economic contractions. The economies of Malaysia, Singapore and Hong Kong are also likely to see very limited growth for 1998. China, Taiwan and the countries of the Indian sub-continent will experience the best relative economic growth in the region in 1998.

As the region works through the challenges of the next few years, we can expect to see common themes. In general, there will be rising levels of bankruptcy, unemployment, non-performing loans, high real interest rates and even social unrest in a few places. In addition, there will be falling levels of economic output, corporate earnings growth, domestic consumption and imports. The clearest positive economic sign has been the dramatic recoveries in trade accounts as imports have collapsed. For example, in both Korea and Thailand large trade account surpluses have become the norm for the past six months. These surpluses have helped to bolster much needed foreign currency reserves.

The prolonged period of currency turmoil, structural reform implementation and increasing realization of the harsh economic adjustments that will be required have caused a crisis of confidence in Asian investors. We expect to see a continuation of the very difficult investing environment in Asia for the remainder of 1998 before seeing the longer-term benefits of structural reforms. Problems of inflation, high domestic interest rates, high unemployment rates, rising bankruptcies and civil unrest will plague the markets. In addition, the recent nuclear tests in the Indian sub-continent have raised serious geopolitical and economic concerns for both India and Pakistan. Nevertheless, with most markets having already been sold down aggressively, longer-term values have appeared. We will likely see sharp rises and falls in the near-term as investors oscillate between optimism and despair. We have structured the portfolio in expectation of the harsh investing environment and are using the oversold situation to carefully shop for bargains.

The following comments provide the investor with a brief summary of the Investment Adviser's view on the Fund's target markets and on some of the stocks that make up the portfolio.

--------------------------------------------------------------------------------
Bangladesh

US$0.02 million, 0.0% of the Fund's total investments, was invested in Bangladesh as of April 30, 1998.

The Fund's Bangladesh exposure is focused on one company listed on the Dhaka Stock Exchange. Because Bangladesh has one of the lowest per capita incomes in the world, severe cases of poverty and curable disease occur there. On the other hand, prospects for large leaps in prosperity are perhaps easier to achieve and worthy of investors' attention.

Beximco Pharmaceuticals is one of the largest companies listed on the Dhaka Stock Exchange. Beximco Pharmaceuticals dominates the local pharmaceutical market distributing antibiotics, anti-ulcers, anti-rheumatics, anti-allergenics, antidepressants and vitamins. The Investment Adviser considers Beximco Pharmaceuticals as an attractive investment and a key opportunity to participate in Bangladesh's future growth.

--------------------------------------------------------------------------------
China

US$2.6 million, 1.5% of the Fund's total investments, was invested in China as of April 30, 1998.

President Jiamg Zemin and Premier Zhu Rongji are leading China through a period of great challenge. Concern has shifted from too much economic growth and inflation to too little. China's economic growth in the first quarter of 1998 was reported at 7.2%, but it is unlikely that China's economy, the growth engine of Asia, will be able to grow at the 8% rate the government has forecast. Industrial production in April of 1998 grew at an annual pace of 9.7%, much slower than the 13.6% rate reported from April 1997. China's inflation rate is so low that there is now a risk of deflation. The national retail price index fell for the seventh consecutive month in April 1998. In addition, millions of Chinese will become unemployed as State Owned Enterprises are transformed into more competitive institutions through privatizations, mergers and bankruptcies.

Most of the Fund's greater China exposure is in Hong Kong based firms that are significantly active in China. The Fund holds one "H-share", a Chinese mainland state-owned enterprise that has listed a minority stake on the Hong Kong stock exchange. Beijing Datang Power Generation Company develops, constructs, owns and operates coal-fired electric power plants in northern China. The company is in a key position to benefit from the rapid development occurring in the metropolitan area surrounding China's capital city. For the year ending December 1997, the company reported net income of 1.1 billion Chinese Rinminbi (about US$138 million).

--------------------------------------------------------------------------------
Hong Kong

US$51.8 million, 29.3% of the Fund's total investments, was invested in Hong Kong as of April 30, 1998.

As the Hong Kong peg to the dollar has come under speculative attack, the authorities have made it clear that they will endure higher domestic interest rates as well as greater economic suffering in order to defend the value of their currency. Property prices have fallen dramatically from their peak in 1997 and will likely fall further in Hong Kong's high interest rate environment. Bankruptcies are on the rise and, in April, unemployment hit a 14 year high of 3.9%. Given the Hong Kong market's dependence on banking and property company earnings, overall corporate earnings growth in Hong Kong will likely be zero in 1998. Fortunately, Hong Kong's famous free market economy will likely respond quickly to the challenges that lie ahead. In the most recent budget, the government cut the corporate tax rate to just 16%.

Hutchison Whampoa is the Fund's largest holding in Hong Kong as well as the biggest single holding as a percentage of total net assets. Hutchison Whampoa, the second largest listed company in Hong Kong by market capitalization, has operations in property, port container terminals, telecommunication, retailing, infrastructure and investments. For the year ended December 1997, the company earned HK$12.3 billion (approximately US$1.6 billion).

--------------------------------------------------------------------------------
India

US$23.9 million, 13.5% of the Fund's total investments, was invested in India as of April 30, 1998.

Southeast Asia's difficulties have made the Indian sub-continent a relatively more insulated, attractive home for investment. India's large domestic economy is experiencing a cyclical upturn in economic growth and strong corporate profits in the 15% to 20% range should follow for the fiscal year ending March of 1999. Although the Indian Rupee will experience some devaluation pressure, it is unlikely to be as severe as in Southeast Asia. India's economy grew approximately 5.0% in the fiscal year ended March of 1998 and will likely accelerate to a growth rate of over 6.0% in the current fiscal year. Unfortunately, India's recent decision to conduct nuclear tests has resulted in economic sanctions which will have a negative impact on its domestic economy.

The Fund's largest position in India is Hindustan Lever. Hindustan Lever is India's largest manufacturer of branded and packaged consumer products. For the year ended December 1997, the company reported net profit growth of 39% and return on equity of over 45%. We consider Hindustan Lever one of India's most attractive companies.

--------------------------------------------------------------------------------
Indonesia

US$1.6 million, 0.9% of the Fund's total investments, was invested in Indonesia as of April 30, 1998.

Asia's crisis has led to rioting, inflation and the end of President Suharto's 32 year rule over Indonesia. As the world's fourth most populous country replaces Suharto's government and legacy, trials and tribulations can undoubtedly be expected. 1998 will likely be one of the most difficult years Indonesia has seen since its independence. In the week leading up to Suharto's resignation approximately 500 people were killed in riots across the archipelago. The annual inflation rate in

April was reported at 45%. Despite the serious difficulties Indonesia must face in the coming months, the Investment Adviser believes that Indonesia has a rare opportunity to begin building a new foundation for stability and future growth.

PT Telekomunikasi Indonesia is the Fund's largest investment in this nation of some 200 million people. The company is the dominant provider of both local and long distance telephone services. Over the medium term, it will continue to benefit from its dominant market position, access-line growth and productivity gains. The Fund holds the New York Stock Exchange listed American Depository Receipts or ADRs.

--------------------------------------------------------------------------------
Korea

US$4.5 million, 2.5% of the Fund's NAV, was invested in Korea as of April 30, 1998.

The Korean economy has suffered tremendously in the past six months and more difficulties lie ahead. Over-expansion, over-indebtedness and a weak financial system forced the world's eleventh largest economy and newest OECD member to humble itself and seek emergency assistance from the International Monetary Fund in December 1997. The firm policy response of newly elected President Kim Dae Jung has earned international respect. Korea has opened its stock, bond and money markets to foreign investors and has initiated a bold plan to address serious structural problems in its financial system. In early 1998, Korea successfully sold US$4 billion worth of its first ever government debt offering. The bond issue was critical in shifting some of Korea's short-term debt to one, two and three years. The policy changes have forced hardships upon Korea. The number of bankruptcies in March of 1998 was 115% higher than in March of 1997. In April 1998, unemployment hit a 12-year high of 6.7% leaving more than 1.4 million Koreans out of work. The Investment Adviser expects the Korean economy, as well as collective corporate earnings growth, to shrink in 1998. Indeed, the government has reported that in the first quarter of 1998, the economy shrank by 3.8% and household spending had its biggest fall since statistics were first recorded in 1953. Although Korea's economy will suffer substantially from its restructuring, the Investment Adviser is encouraged and optimistic about the long-term prospects for portfolio investment.

Pohang Iron & Steel is one of the world's largest and lowest-cost producers of steel. The Korean government has a controlling stake in the company and it enjoys a near-monopoly position in its domestic market. In addition, as the domestic price of steel in Korea remains below the international price, a liberalization of prices will help, not hurt, the company's bottom line. Pohang Iron & Steel offers equity investors an excellent opportunity to benefit as the Korean economy recovers.

--------------------------------------------------------------------------------
Malaysia

US$13.5 million, 7.7% of the Fund's total investments, was invested in Malaysia as of April 30, 1998.

Malaysia stands apart from the rest of the region as having the worst government policy response to the region's currency crisis. Transactions have occurred with little regard for minority shareholder interests and with the implicit or explicit blessing of Prime Minister Mahathir. On the other hand, the stock market has fallen dramatically reflecting investor concerns with the market currently trading at less than 15x forecast earnings, we believe the market offers attractive investment opportunities to the careful investor.

The Fund's largest Malaysian investment is Petronas Gas. Petronas Gas is responsible for the processing and transmission of natural gas owned and extracted by its parent company, Petronas. The company has stable earnings growth forecast for the foreseeable future as virtually all of its revenue is derived from predetermined reservation and flowrate charges. For the year ended March of 1998, the company reported a 13% increase in net profits to 942 million Ringgit (about US$240 million).

--------------------------------------------------------------------------------
Pakistan

US$3.1 million, 1.7% of the Fund's total investments, was invested in Pakistan as of April 30, 1998.

The International Monetary Fund's loan assistance and administrative oversight is providing Pakistan with necessary incentives to reduce its high current account deficit (about 6% of Gross Domestic Product). International economic aid is of much greater importance to Pakistan than India. Pakistan's economy will suffer significantly as a result of Pakistan's retaliatory nuclear tests. Pakistan has declining interest rates and inflation combined with growing foreign currency reserves as well as manufacturing and agricultural growth. The economic scenario described provides equity investors with many potential attractive investment opportunities.

The Fund's largest holding in Pakistan is Hub Power Company. Hub Power Company operates a 1,290MW power plant in Southern Pakistan. The plant supplies 20% of Pakistan's power and the company has an exclusive contract to sell to the Water and Power Development Authority of Pakistan.

--------------------------------------------------------------------------------
Philippines

US$2.4 million, 1.4% of the Fund's total investments, was invested in the Philippines as of April 30, 1998.

The Philippines newly elected President Joseph Estrada has pledged to continue with the economic reforms of former President Ramos. The Philippines has not seen the same degree of over-investment and over-indebtedness that occurred in most of Asia, and, as a result, we expect to see an early recovery in the Philippine economy.

In the Philippines, the Fund's top holding is Philippine Long Distance Telephone Company (PLDT). PLDT is the dominant domestic and international phone service provider. PLDT has significant U.S. dollar revenues and is less adversely affected by the Peso devaluation than most Philippine companies.

--------------------------------------------------------------------------------
Singapore

US$18.6 million, 10.5% of the Fund's total investments, was invested in Singapore as of April 30, 1998.

Singapore's stock market has not been spared in Asia's downturn. Despite its excellent infrastructure, a highly educated workforce, stable political environment and a high domestic savings rate, Singapore is geographically located next to an unstable Indonesia. As in Hong Kong, with the declining asset prices and a stock market dominated by banks and property companies, economic output and collective corporate earnings will likely not grow in 1998. The Investment Adviser is looking beyond Asia's current economic hardships and has found attractively priced, well-managed businesses in Singapore's stock market.

The Fund's largest position in Singapore is Singapore Telecommunications. Singapore Telecom is the monopoly provider of fixed line telecommunications to Singapore's population of three million. In addition, the company provides international and mobile telecommunication services. For the company's fiscal year ended March 1997, return on equity was in excess of 28% and earnings were S$1.7 billion (about US$1 billion).

--------------------------------------------------------------------------------
Sri Lanka

US$0.0 million, 0.2% of the Fund's total investments, was invested in Sri Lanka as of April 30, 1998.

S0ri Lanka has existed under a cloud from civil war in the north of the country since 1983. The conflict has imposed high costs on the country, not only in lives lost, but also in the budgetary strain of financing a significant military effort.

The Fund maintains a modest strategic exposure in Sri Lanka in light of the good growth possibilities as the country adopts market-oriented policies. John Keells Holdings is a broadly diversified conglomerate with a focus on operating tourist facilities and services.

--------------------------------------------------------------------------------
Taiwan

US$26.9 million, 15.2% of the Fund's total investments, was invested in Taiwan as of April 30, 1998.

Taiwan's banking system is much healthier than most of Southeast Asia. Bank lending in recent years has been slowing and excessive bubbles of over-investment have not become a problem. The economy is growing from a cyclical low and Taiwan's electronics companies have provided the country with excellent export growth.

The Fund's largest holding in Taiwan is Cathay Life Insurance. Cathay Life is Taiwan's oldest and largest life insurance company with a dominant share of the insurance market. The company has become Taiwan's largest landowner with assets of NT$742 billion (about US$22.8 billion) and net profits of NT$18.4 billion (about US$565 million) as of the end of 1997.

--------------------------------------------------------------------------------
Thailand

US$7.0 million, 4.0% of the Fund's total investments, was invested in Thailand as of April 30, 1998.

Thailand was the first country in Asia to spin out of control and is likely to be one of the first to recover. The country's policy responses have been firm and realistic. The external trade account has improved steadily while the Bank of Thailand continues in its measures to reform in accordance with International Monetary Fund guidelines. While we expect no economic or corporate earnings growth for the next two years, Thailand has set the foundation for recovery.

In Thailand, the Fund's largest holding is Thai Farmers Bank. Thai Farmers Bank is one of Thailand's largest and most sound financial institutions. In early April of 1998, the company was successfully able to raise additional capital by issuing 376 million new shares at 88 Baht each. The new capital raised should provide the company the balance sheet strength to survive one of the most difficult periods in Thailand's history.



AXA Asset Management Partenaires
Hong Kong
June 1998

--------------------------------------------------------------------------------

AXA Asset Management Partenaires ("AAMP") has served as the Investment Adviser to the Fund since June 8, 1998 pursuant to an investment advisory agreement among Advantage Advisers, Inc., AAMP and the Fund (the "New Advisory Agreement"). The New Advisory Agreement was approved by the Fund's Board of Directors in connection with an agreement entered between AXA Investment Managers SA ("AXA") and Barclays Bank providing for AXA to acquire (the "Transaction") Barclays Global Investors International Hong Kong Limited ("BGIHK"). The Transaction closed on June 8, 1998.

While the Transaction did not directly involve BGI, which has served as the Fund's investment adviser since the Fund's inception, BGI provided investment advice to the Fund through the services of BGIHK's investment advisory personnel. Upon consummation of the Transaction, all of BGIHK's investment advisory personnel involved in the management of the Fund became associated with AXA and AAMP. The New Advisory Agreement is subject to stockholder approval at a Special Meeting of the Fund to be held on August 7, 1998. Investment advisory fees payable to AAMP will be held in escrow pending the results of the Special Meeting.

The Board of Directors of the Fund recently reviewed and approved various amendments to the Fund's bylaws. For example, the provisions relating to timely notice for proposals to be brought before an annual meeting of stockholders (other than a proposal under Rule 14a-8 of the Securities Exchange Act of 1934 to be included in the Fund's proxy statement) have been amended. As amended, a stockholder's notice generally must be delivered to the Fund not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting. The Board believes that the amended timely notice provisions will provide greater certainty to stockholders because previously, timely notice keyed off the date of the current year's meeting or the date public disclosure of the current year's meeting is made. In addition, the provisions provide that any business to be brought before a special meeting of stockholders must be specified in the notice of meeting or otherwise properly brought before the meeting by or at the direction of the Board of Directors. Finally, upon recommendation of the Fund's Maryland counsel, other changes to certain bylaw provisions were made to conform to the bylaw provisions of more recently incorporated Maryland corporations.

--------------------------------------------------------------------------------

Schedule of Investments                               The Asia Tigers Fund, Inc.
April 30, 1998 (Unaudited)

Number                                                            Percent
of Shares        Security                                      of Holdings         Cost           Value
----------------------------------------------------------------------------------------------------------
==========================================================================================================
                 COMMON STOCKS                                    84.01%
==========================================================================================================
                 BANGLADESH                                        0.01%
                 Health/Personal Care                              0.01%
   15,000        Beximco Pharmaceuticals ................................... $     66,857     $     17,614
                                                                             ------------     ------------
                 TOTAL BANGLADESH ..........................................       66,857           17,614
                                                                             ------------     ------------
                 CHINA                                             1.50%
                 Utilities - Electric & Gas                        1.50%
6,500,000        Beijing Datang Power Generation ...........................    2,684,155        2,643,300
                                                                             ------------     ------------
                 TOTAL CHINA ...............................................    2,684,155        2,643,300
                                                                             ------------     ------------
                 HONG KONG                                        29.33%
                 Banking                                           5.28%
  430,000        Hang Seng Bank ............................................    4,628,143        3,622,192
  200,200        HSBC Holdings .............................................    2,532,107        5,711,877
                                                                             ------------     ------------
                                                                                7,160,250        9,334,069
                                                                             ------------     ------------
                 Multi-Industry                                    7.45%
  950,000        China Resources Enterprise ................................    2,456,770        1,631,164
  300,000        Citic Pacific .............................................      983,149          921,766
1,400,000        Hutchison Whampoa .........................................    9,279,662        8,657,372
  570,000        Shanghai Industrial Holdings ..............................    2,918,538        1,953,718
                                                                             ------------     ------------
                                                                               15,638,119       13,164,020
                                                                             ------------     ------------
                 Real Estate                                       6.75%
  810,000        Cheung Kong Holdings ......................................    5,769,849        5,385,360
  700,000        New World Development .....................................    3,614,054        1,992,641
  765,000        Sun Hung Kai Properties ...................................    6,755,413        4,542,990
                                                                             ------------     ------------
                                                                               16,139,316       11,920,991
                                                                             ------------     ------------
                 Telecommunications                                7.02%
2,200,000        China Telecommunication* ..................................    4,446,706        4,175,058
4,400,090        Hong Kong Telecommunication ...............................    8,333,077        8,236,678
                                                                             ------------     ------------
                                                                               12,779,783       12,411,736
                 Utilities - Electric & Gas                        2.83%
1,040,000        CLP Holdings ..............................................    5,541,146        4,994,578
                                                                             ------------     ------------
                 TOTAL HONG KONG ...........................................   57,258,614       51,825,394
                                                                             ------------     ------------

Schedule of Investments (continued)                   The Asia Tigers Fund, Inc.
April 30, 1998 (Unaudited)

Number                                                            Percent
of Shares        Security                                      of Holdings         Cost           Value
----------------------------------------------------------------------------------------------------------
==========================================================================================================
COMMON STOCKS (continued)
                 INDIA                                            13.53%
                 Automobiles                                       1.76%
   70,350        Bajaj Auto ................................................ $  1,080,501     $  1,055,029
   70,000        Mahindra & Mahindra .......................................      801,942          509,427
   40,000        Punjab Tractors ...........................................      825,702          842,039
   20,000        Tata Engineering & Locomotive .............................      168,847          139,862
   40,000        TVS Suzuki ................................................      523,680          565,387
                                                                             ------------     ------------
                                                                                3,400,672        3,111,744
                                                                             ------------     ------------
                 Banking                                           1.32%
  300,000        Bank of Baroda ............................................    1,012,101          880,554
      300        Oriental Bank of Commerce .................................          738              478
  200,000        State Bank of India .......................................    1,205,602        1,453,996
                                                                             ------------     ------------
                                                                                2,218,441        2,335,028
                                                                             ------------     ------------
                 Beverages & Tobacco                               1.35%
  120,000        ITC* ......................................................    1,845,280        2,381,120
                                                                             ------------     ------------

                 Building Materials & Components                   0.01%
    2,000        Gujarat Ambuja Cement .....................................       19,140           15,335
                                                                             ------------     ------------

                 Business/Public Service                           1.76%
    5,000        Infosys Technology ........................................      191,821          271,177
   80,000        NIIT ......................................................      578,880        2,834,487
                                                                             ------------     ------------
                                                                                  770,701        3,105,664
                 Chemicals                                         1.29%
   50,000        Castrol India .............................................      911,318          843,298
  299,636        Reliance Industries .......................................    1,458,205        1,433,124
                                                                             ------------     ------------
                                                                                2,369,523        2,276,422
                 Construction & Housing                            0.38%
  105,000        Larsen & Toubro Ltd .......................................      573,158          667,797
                                                                             ------------     ------------

                 Energy Sources                                    1.66%
   90,000        Bharat Petroleum Corp .....................................      884,833          906,230
  200,000        Hindustan Petroleum .......................................    2,114,604        2,032,725
                                                                             ------------     ------------
                                                                                2,999,437        2,938,955
                 Health/Personal Care                              3.03%
   10,000        Dr Reddy's Laboratories ...................................       60,214          116,866
   40,000        Glaxo India ...............................................      374,822          385,651
   80,000        Hindustan Lever ...........................................    2,295,384        3,175,834
  100,000        Ranbaxy Labs ..............................................    1,998,118        1,670,233
                                                                             ------------     ------------
                                                                                4,728,538        5,348,584
                 Metals - Non Ferrous                              0.00%
    1,000        Indian Aluminium ..........................................        5,093            2,812
                                                                             ------------     ------------

Schedule of Investments (continued)                   The Asia Tigers Fund, Inc.
April 30, 1998 (Unaudited)

Number                                                            Percent
of Shares        Security                                      of Holdings         Cost           Value
----------------------------------------------------------------------------------------------------------
==========================================================================================================
COMMON STOCKS (continued)

                 INDIA (continued)
                 Telecommunications                                0.97%
  270,000        Mahanagar Telephone Nigam* ................................     2,114,030         1,712,7
                                                                             ------------     ------------

                 Textiles & Apparel                                0.00%
    4,600        Arvind Mills ..............................................       15,345            7,637
                                                                             ------------     ------------

                 TOTAL INDIA ...............................................   21,059,358       23,903,873
                                                                             ------------     ------------


                 INDONESIA                                         0.90%
                 Beverage & Tobacco                                0.14%
  200,000        Gudang Garam ..............................................      829,684          238,750
                                                                             ------------     ------------

                 Energy Sources                                    0.22%
   25,000        Gulf Indonesia Resources ADR* .............................      571,426          384,375
                                                                             ------------     ------------

                 Food & Household Products                         0.19%
  250,000        Daya Guna Samudera ........................................      380,493         228,906
  250,000        Indofoods Sukses Makmur ...................................      395,342          106,250
                                                                             ------------     ------------
                                                                                  775,835          335,156
                                                                             ------------     ------------
                 Insurance                                         0.08%
3,000,000        Asuransi Lippo Life* ......................................    1,665,686          150,000
                                                                             ------------     ------------

                 Telecommunications                                0.27%
   60,000        Telekomunikasi Indonesia ADR ..............................    1,418,825          480,000
                                                                             ------------     ------------

                 TOTAL INDONESIA ...........................................    5,261,456        1,588,281
                                                                             ------------     ------------


                 KOREA                                             2.52%
                 Appliance & Household Durables                    0.38%
   26,000        LGElectronics .............................................      401,194          309,316
      6,300      Samsung Electronics .......................................      280,563          348,822
      501        Samsung Electronics Rights (Expiration date 6/1/98)* ......            0            9,671
                                                                             ------------     ------------
                                                                                  681,757          667,809
                                                                             ------------     ------------
                 Metals - Steel                                    1.11%
   36,000        Pohang Iron & Steel .......................................    1,968,056        1,952,862
                                                                             ------------     ------------

Schedule of Investments (continued)                   The Asia Tigers Fund, Inc.
April 30, 1998 (Unaudited)

Number                                                            Percent
of Shares        Security                                      of Holdings         Cost           Value
----------------------------------------------------------------------------------------------------------
==========================================================================================================
COMMON STOCKS (continued)

                 Telecommunications                                1.03%
   3,054         SK Telecom ................................................ $  1,538,925     $  1,842,580
                                                                             ------------     ------------

                 TOTAL KOREA ...............................................    4,188,738        4,463,251
                                                                             ------------     ------------


                 MALAYSIA                                          6.75%
                 Banking                                           0.44%
  265,000        Malayan Banking ...........................................    2,083,802          786,244
                                                                             ------------     ------------

                 Beverage & Tobacco                                0.66%
  140,000        Rothmans of Pall Mall .....................................    1,279,340        1,161,160
                                                                             ------------     ------------

                 Construction &Housing                             0.20%
  400,000        YTLPower International* ...................................      307,356          364,666
                                                                             ------------     ------------

                 Leisure & Tourism                                 0.42%
1,100,000        Magnum ....................................................    1,775,042          741,740
                                                                             ------------     ------------

                 Misc. Materials & Commodities                     0.66%
  500,000        Kuala Lumpur Kepong .......................................    1,172,694        1,166,554
                                                                             ------------     ------------

                 Multi-Industry                                    0.85%
  490,000        Berjaya Sports Toto .......................................    2,158,902        1,169,656
  373,000        Sime Darby ................................................    1,094,211          332,003
                                                                             ------------     ------------
                                                                                3,253,113        1,501,659
                                                                             ------------     ------------
                 Telecommunications                                0.26%
   150,000       Telekom Maylasia ..........................................      426,194          453,136
                                                                             ------------     ------------

                 Transportation - Shipping                         0.38%
   380,000       Malaysian International Shipping ..........................      728,821          666,217
                                                                             ------------     ------------

                 Utilities Electric & Gas                          2.88%
   550,000       Malakoff ..................................................    2,071,726        1,453,810
   880,000       Petronas Gas ..............................................    2,591,750        2,136,210
   750,000       Tenaga Nasional ...........................................    2,751,051        1,507,080
                                                                             ------------     ------------
                                                                                7,414,527        5,097,100
                                                                             ------------     ------------

                 TOTAL MALAYSIA ............................................   18,440,889       11,938,476
                                                                             ------------     ------------

Schedule of Investments (continued)                   The Asia Tigers Fund, Inc.
April 30, 1998 (Unaudited)

Number                                                            Percent
of Shares        Security                                      of Holdings         Cost           Value
----------------------------------------------------------------------------------------------------------
==========================================================================================================
COMMON STOCKS (continued)

                 PAKISTAN                                          1.35%
                 Energy Sources                                    1.15%
1,500,000        Hub Power ................................................. $  1,958,737     $  1,528,944
  100,000        Pakistan State Oil ........................................      654,136          504,881
                                                                             ------------     ------------
                                                                                 2,612,873       2,033,825
                                                                             ------------     ------------
                 Telecommunications                                0.20%
  500,000        Pakistan Telecom* .........................................      330,725          349,603
                                                                             ------------     ------------

                 TOTAL PAKISTAN ............................................    2,943,598        2,383,428
                                                                             ------------     ------------


                 PHILIPPINES                                       1.38%
                 Beverage & Tobacco                                0.35%
  380,000        San Miguel-B ..............................................      959,288          624,658
                                                                             ------------     ------------

                 Real Estate                                       0.57%
1,183,200        Ayala Land ................................................      551,396          464,144
3,000,000        SM Prime ..................................................      619,640          537,983
                                                                             ------------     ------------
                                                                                1,171,036        1,002,127
                                                                             ------------     ------------
                 Telecommunications                                0.46%
   30,000        Philippine Long Distance Telephone ADR ....................      905,261          810,000
                                                                             ------------     ------------

                 TOTAL PHILIPPINES .........................................    3,035,585        2,436,785
                                                                             ------------     ------------


                 SINGAPORE                                        10.50%
                 Banking                                           2.21%
  739,224        Overseas Chinese Bank Corporation .........................    5,403,389        3,900,486
                                                                             ------------     ------------

Broadcasting/Publishing                                            0.76%
                                                                             ------------     ------------
  121,220        Singapore Press Holdings ..................................    1,620,738        1,340,506
                                                                             ------------     ------------

                 Electronic Components & Instruments               2.54%
  105,000        Creative Technology* ......................................    2,320,780        2,182,938
  330,000        Elec & Eltek International ................................    1,469,768        1,914,000
  200,000        Natsteel Electronics* .....................................      292,462          391,785
                                                                             ------------     ------------
                                                                                4,083,010        4,488,723
                                                                             ------------     ------------

Schedule of Investments (continued)                   The Asia Tigers Fund, Inc.
April 30, 1998 (Unaudited)

Number                                                            Percent
of Shares        Security                                      of Holdings         Cost           Value
----------------------------------------------------------------------------------------------------------
==========================================================================================================
COMMON STOCKS (continued)

                 SINGAPORE (continued)
                 Machinery &Engineering                            0.19%
  400,000        Singapore Technology* ..................................... $    330,388     4    343,760
                                                                             ------------     ------------

                 Real Estate                                       1.31%
  400,000        City Developments .........................................    2,495,840        1,731,438
  228,000        City Developments Warrants (Expiration date 7/18/98)* .....    1,129,164          590,711
                                                                             ------------     ------------
                                                                                3,625,004        2,322,149
                                                                             ------------     ------------
                 Telecommunications                                2.24%
2,300,000        Singapore Telecommunications ..............................    3,744,896        3,953,239
                                                                             ------------     ------------

                 Transportation - Air                              1.25%
  340,000        Singapore Airlines ........................................    3,010,583        2,212,954
                                                                             ------------     ------------

                 TOTAL SINGAPORE ...........................................   21,818,008      218,561,817
                                                                             ------------     ------------


                 SRI LANKA                                         0.17%
                 Financial Services                                0.08%
   30,000        DFCC Bank .................................................      165,898          144,539
                                                                             ------------     ------------

                 Multi-Industry                                    0.09%
   30,000        John Keells Holdings ......................................      139,715          158,755
                                                                             ------------     ------------

                 TOTAL SRI LANKA ...........................................      305,613          303,294
                                                                             ------------     ------------


                 TAIWAN                                           12.09%
                 Banking                                           2.46%
1,634,000        China Trust Commercial Bank* ..............................    2,239,299        1,917,718
1,000,000        First Commercial Bank .....................................    3,416,032        2,441,280
                                                                             ------------     ------------
                                                                                5,655,331        4,358,998
                                                                             ------------     ------------
                 Electrical & Electronics                          2.06%
   361,000       Delta Electronic ..........................................    1,589,416        1,324,690
   397,000       Hon Hai Precision Industry* ...............................    2,379,469        2,311,605
                                                                             ------------     ------------
                                                                                3,968,885        3,636,295
                                                                             ------------     ------------
                 Electronic Components & Instruments               1.46%
   270,000       Taiwan Semiconductor Manufacturing* .......................    1,285,496        1,166,811
   750,000       United Microelectronics* ..................................    1,769,778        1,410,181
                                                                             ------------     ------------
                                                                                3,055,274        2,576,992
                                                                             ------------     ------------

Schedule of Investments (continued)                   The Asia Tigers Fund, Inc.
April 30, 1998 (Unaudited)

Number                                                            Percent
of Shares        Security                                      of Holdings         Cost           Value
----------------------------------------------------------------------------------------------------------
==========================================================================================================
COMMON STOCKS (continued)

                 TAIWAN (continued)
                 Insurance                                         3.41%
1,507,000        Cathay Life Insurance ..................................... $  7,490,793     $  6,032,662
                                                                             ------------     ------------

                 Metals - Steel                                    0.59%
1,650,000        China Steel ...............................................    1,588,221        1,040,804
                                                                             ------------     ------------

                 Real Estate                                       2.11%
2,733,000        Cathay Construction .......................................    3,997,240        2,536,196
2,100,000        Pacific Construction* .....................................    1,907,049        1,190,920
                                                                             ------------     ------------
                                                                                5,904,289        3,727,116
                                                                             ------------     ------------

                 TOTAL TAIWAN ..............................................   27,662,793       21,372,867
                                                                             ------------     ------------


                 THAILAND                                          3.98%
                 Banking                                           2.11%
  720,000        Bangkok Bank ..............................................    2,307,463        1,806,986
  840,000        Thai Farmer's Bank ........................................    3,370,972        1,923,415
                                                                             ------------     ------------
                                                                                5,678,435        3,730,401
                                                                             ------------     ------------
                 Building Materials & Components                   0.62%
   77,000        Siam Cement* ..............................................    1,824,360        1,087,761
                                                                             ------------     ------------

                 Electronic Components & Instruments               0.47%
   58,000        Delta Electronics .........................................      394,659          564,243
   58,000        Delta Electronics Rights exp 5/15/98* .....................      194,384          274,619
                                                                             ------------     ------------
                                                                                  589,043          838,862
                                                                             ------------     ------------
                 Energy Sources                                    0.41%
    68,000       PTT Exploration & Production ..............................      888,080          717,827
                                                                             ------------     ------------

                 Utilities Electric & Gas                          0.37%
  340,000        Electricity Generating* ...................................      876,018          659,767
                                                                             ------------     ------------

                 TOTAL THAILAND ............................................    9,855,936        7,034,618
                                                                             ------------     ------------


                 TOTAL COMMON STOCKS .......................................  174,581,600      148,472,998
                                                                             ------------     ------------

Schedule of Investments (continued)                   The Asia Tigers Fund, Inc.
April 30, 1998 (Unaudited)

Par Value                                                          Percent
($000)           Security                                      of Holdings         Cost           Value
----------------------------------------------------------------------------------------------------------
==========================================================================================================
                 CONVERTIBLE BONDS                                 4.42%
==========================================================================================================

                 MALAYSIA                                          0.90%
                 Telecommunications                                0.90%
    2,000        Telekom Malaysia 4.00%, 10/03/04 .......................... $  1,862,725     $  1,595,000
                                                                             ------------     ------------

                 TOTAL MALAYSIA BOND .......................................    1,862,725        1,595,000
                                                                             ------------     ------------

                 PAKISTAN                                          0.41%
                 Telecommunications                                0.41%
      750        Republic of Pakistan 6.00%, 2/26/02 .......................      711,449          717,750
                                                                             ------------     ------------

                 TOTAL PAKISTAN BOND .......................................      711,449          717,750
                                                                             ------------     ------------

                 TAIWAN                                            3.11%
                 Chemicals                                         0.79%
    1,200        Nan Ya Plastics 1.75%, 7/19/01 ............................    1,355,553        1,398,480
                                                                             ------------     ------------

                 Electrical & Electronics                          2.32%
    3,600        Taiwan Semiconductors Zero Coupon Bond, 07/03/02* .........    3,950,515       4,093,560
                                                                             ------------     ------------

                 TOTAL TAIWAN BONDS ........................................    5,306,068        5,492,040
                                                                             ------------     ------------

                 TOTAL CONVERTIBLE BONDS ...................................    7,880,242        7,804,790
                                                                             ------------     ------------

==========================================================================================================
                 SHORT-TERM OBLIGATIONS                           11.57%
==========================================================================================================

                 TIME DEPOSIT                                      5.94%
   10,500        Chase Manhattan Bank London Time Deposit  5.4375%, 5/1/98 .   10,500,000       10,500,000
                                                                             ------------     ------------

                 TOTAL TIME DEPOSIT ........................................   10,500,000       10,500,000
                                                                             ------------     ------------


                 UNITED STATES TREASURY BILL                       5.63%
    5,000        U.S. Treasury Bill 5.03%, 5/28/98 .........................    4,981,138        4,980,695
    5,000        U.S. Treasury Bill 5.04%, 6/25/98 .........................    4,961,500        4,962,227
                                                                             ------------     ------------

                 TOTAL UNITED STATES TREASURY BILLS ........................    9,942,638        9,942,922
                                                                             ------------     ------------

                 TOTAL SHORT-TERM OBLIGATIONS ..............................   20,442,638       20,442,922
                                                                             ------------     ------------

                 TOTAL INVESTMENTS** ........................... 100.00%     $202,904,480     $176,720,710
                                                                             ------------     ------------

Schedule of Investments (continued)                   The Asia Tigers Fund, Inc.
April 30, 1998 (Unaudited)

Par Value                                                          Percent
($000)           Security                                      of Holdings         Cost           Value
----------------------------------------------------------------------------------------------------------

----------
Footnotes and Abbreviations
ADR - American Depository Receipts

*    Non-income producing security
**   Aggregate cost for Federal income tax purposes is $203,571,283.

     The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

               Excess of value over tax cost                  $  9,167,025
               Excess of tax cost over value                  ($36,017,598)
                                                              ------------
                                                              ($26,850,573)
                                                              ------------



See accompanying notes to financial statements.

Statement of Assets and Liabilities                   The Asia Tigers Fund, Inc.
April 30, 1998 (Unaudited)

Assets
Investments, at value (Cost $202,904,480) ........................................   $ 176,720,710
Cash (including $3,586,032 of foreign currency holdings with a cost of $3,580,724)       4,941,195
Receivables:
   Dividends .....................................................................         321,321
   Interest ......................................................................          38,010
   Securities sold ...............................................................       2,611,621
Unamortized organization costs ...................................................          14,192
Prepaid expenses .................................................................          56,189
                                                                                     -------------
   Total Assets ..................................................................     184,703,238
                                                                                     -------------

Liabilities
Payable for securities purchased .................................................       3,618,493
Due to Investment Manager ........................................................         152,762
Due to Administrator .............................................................          30,552
Accrued expenses .................................................................         390,299
                                                                                     -------------
   Total Liabilities .............................................................       4,192,106
                                                                                     -------------
Net Assets .......................................................................   $ 180,511,132
                                                                                     =============

NET ASSET VALUE PER SHARE ($180,511,132 / 20,514,984) ............................   $        8.80
                                                                                     =============

Net assets consist of:
Capital stock, $0.001 par value; 20,514,984 shares issued
   and outstanding (100,000,000 shares authorized) ...............................   $      20,515
Paid-in capital ..................................................................     285,743,977
Undistributed net investment income ..............................................         635,231
Accumulated net realized loss on investments and
   foreign currency related transactions .........................................     (79,685,424)
Net unrealized depreciation in value of investments and on translation of
   other assets and liabilities denominated in foreign currencies ................     (26,203,167)
                                                                                     -------------
                                                                                     $ 180,511,132
                                                                                     =============


See accompanying notes to financial statements.

Statement of OperationsThe Asia Tigers Fund, Inc.
For the Six Months Ended April 30, 1998 (unaudited)

Investment Income
Dividends (Net of taxes withheld of $44,718) ...................................             $  1,518,969
Interest .......................................................................                  670,139
                                                                                             -------------
   Total Investment Income .....................................................                2,189,108
                                                                                             -------------

Expenses
Management fees ................................................        $916,276
Custodian fees .................................................         213,303
Administration fees ............................................         183,255
Legal fees .....................................................          76,425
Insurance ......................................................          57,452
Audit fees .....................................................          22,720
Transfer agent fees ............................................          18,920
Printing .......................................................          17,356
NYSE fees ......................................................          16,037
Amortization of organizational cost ............................          12,070
Directors' fees ................................................          10,504
Interest expense ...............................................           4,916
Miscellaneous ..................................................           4,643
                                                                        --------
   Total expenses ..............................................................                 1,553,877
                                                                                             -------------
   Net Investment Income .......................................................                   635,231
                                                                                             -------------

Net Realized and Unrealized Gain (Loss) on Investments,
   Foreign Currency Holdings and Translation of Other Assets
   and Liabilities Denominated in Foreign Currencies:
Net realized loss from:
      Security transactions ....................................................               (45,912,737)
      Foreign currency related transactions ....................................                  (951,789)
                                                                                             -------------
                                                                                               (46,864,526)
                                                                                             -------------

Net change in unrealized appreciation in value of investments, foreign currency holdings and translation of other assets and liabilities
denominated in foreign currencies ..............................................                28,151,511
                                                                                             -------------

Net realized and unrealized loss on investments, foreign currency holdings and translation of other assets and liabilities denominated in foreign
currencies .....................................................................                18,713,015)
                                                                                             -------------
Net decrease in net assets resulting from operations ...........................              ($18,077,784)
                                                                                             =============


See accompanying notes to financial statements.

Statement of Changes in Net Assets                    The Asia Tigers Fund, Inc.

                                                                     For the Six
                                                                     Months Ended     For the Year
                                                                    April 30, 1998       Ended
                                                                     (Unaudited)    October 31, 1997
                                                                    --------------  ----------------
Increase (Decrease) In Net Assets
Operations
Net investment income ...........................................   $     635,231    $     678,838
Net realized gain (loss) on investments and foreign currency
   related transactions .........................................     (46,864,526)       3,256,686
Net change in unrealized appreciation (depreciation) in value of investments, foreign currency holdings and translation of
   other assets and liabilities denominated in foreign currencies      28,151,511      (60,720,179)
                                                                    -------------    -------------
   Net decrease in net assets resulting from operations .........     (18,077,784)     (56,784,655)

Distributions to shareholders from
Net investment income ($0.00 per share) .........................              --          (53,053)
In excess of net investment income ($0.04 per share) ............              --         (767,547)
                                                                    -------------    -------------
   Net decrease in net assets resulting from distributions ......              --         (820,600)

Total decrease in net assets ....................................     (18,077,784)     (57,605,255)
                                                                    -------------    -------------

Net Assets
Beginning of year ...............................................     198,588,916      256,194,171
                                                                    -------------    -------------

End of period (including undistributed net investment income
   of $635,231 as of April 30, 1998) ............................   $ 180,511,132    $ 198,588,916
                                                                    =============    =============

See accompanying notes to financial statements.

Financial Highlights                                  The Asia Tigers Fund, Inc.
For a Share Outstanding throughout Each Period

                                                  For the            For the Year      For the Year    For the Year   For the Year
                                                Period Ended             Ended             Ended           Ended          Ended
                                                April 30,1998         October 31,       October 31,     October 31,    October 31,
                                                 (Unaudited)             1997              1996            1995           1994
Per Share Operating Performance                 -------------        ------------      ------------    ------------   ------------
 Net asset value, beginning of period .....      $    9.68           $   12.49         $   12.08       $   13.89      $   13.97*
                                                 ---------           ---------         ---------       ---------      ---------
 Net investment income ....................           0.03                0.03              0.05            0.09           0.05
 Net realized and unrealized gains (losses)
   on investments, foreign currency
   holdings, and translation of other
   assets and liabilities denominated
   in foreign currencies ..................          (0.91)              (2.80)             0.44           (1.67)         (0.11)
                                                 ---------           ---------         ---------       ---------      ---------
 Net increase (decrease) from
   investment operations ..................          (0.88)              (2.77)             0.49           (1.58)         (0.06)
                                                 ---------           ---------         ---------       ---------      ---------

 Less Distributions
   Dividends from net investment income ...             --               (0.00)++          (0.08)          (0.06)         (0.02)
   In excess of net
      investment income ...................             --               (0.04)               --              --             --
   Distributions from net
      realized gains ......................             --                  --                --           (0.17)            --
                                                 ---------           ---------         ---------       ---------      ---------
 Total Dividends and Distributions ........           0.00               (0.04)            (0.08)          (0.23)         (0.02)
                                                 ---------           ---------         ---------       ---------      ---------
 Net asset  value, end of period ..........      $    8.80           $    9.68         $   12.49       $   12.08      $   13.89
                                                 =========           =========         =========       =========      =========

 Per share market value, end of period ....      $    7.56           $    7.94         $   10.38       $   10.38      $   12.38
 Total Investment Return Based on
   on Market Value* .......................          (4.72)%            (23.23)%            0.59%         (14.17)%       (11.65)%

Ratios/Supplemental Data
 Net assets, end of period (in 000s) ......      $ 180,511           $ 198,589         $ 256,194       $ 247,761      $ 284,910
 Ratios of expenses to average net assets .           1.70%***            1.60%             1.60%           1.65%          1.60%***
 Ratios of net investment income to
   average net assets .....................           0.69%***            0.25%             0.41%           0.71%          0.38%***
 Portfolio turnover .......................          44.38%              95.38%            91.57%          77.88%         45.51%
 Average commission rate paid** ...........      $  0.0092           $  0.0096         $  0.0084             N/A            N/A

* Initial public offering price $15.00 per share less underwriting discount of $0.98 per share and offering costs of $0.05 per share.

** Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported, except that for for the period ended October 31, 1994, total investment return is based on a beginning of period price of $14.02 (initial offering price of $15.00 less underwriting discount of $0.98). Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charge and is not annualized.

***  Annualized

+ Computed by dividing the total amount of brokerage commissions paid by the total number of shares or investment securities purchased and sold during the period for which commissions were charged as required by the SEC for fiscal years beginning on or after September 1, 1995.

++   Less than $0.01 per share.

Notes to Financial Statements                         The Asia Tigers Fund, Inc.
April 30, 1998 (Unaudited)


NOTE A: Summary of Significant Accounting Policies

The Asia Tigers Fund, Inc. (the "Fund") was incorporated in Maryland on September 23, 1993 and commenced operations on November 29, 1993. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Prior to commencing its operations on November 29, 1993, the Fund had no activities other than the sale of 3,567 shares of common stock to CIBC Oppenheimer Corp. ("CIBC Oppenheimer"), formerly known as Oppenheimer & Co., Inc., and 3,567 shares of capital stock to Barclays Global Investors International, Inc. ("BGI"). At April 30, 1998, CIBC Oppenheimer and BGI each owned 3,567 shares of the Fund's common stock.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.


Significant accounting policies are as follows:

Portfolio Valuation. Investments are stated at value in the accompanying financial statements. In valuing the Fund's assets, all securities for which market quotations are readily available are generally valued:

     (i) at the last sale price prior to the time of determination if there was a sale on the date of determination,
     (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available, and
     (iii) at the bid price if there was no sales price on such date and only bid quotations are available.

Securities for which sales prices and bid and asked quotations are not available on the date of determination may be valued at the most recently available prices or quotations under policies adopted by the Board of Directors. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost which approximates market value. All other securities and assets are carried at fair value as determined in good faith by, or under the direction of, the Board of Directors. The net asset value per share of the Fund is calculated weekly and at the end of each month.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date or when known. The collectibility of income receivable from foreign securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

Tax Status. No provision is made for U.S. Federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all Federal income and excise taxes.

At October 31, 1997, the Fund had a net capital loss carryover of $32,519,420, which is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code.

Notes to Financial Statements (continued)             The Asia Tigers Fund, Inc.
April 30, 1998 (Unaudited)

Of the aggregate capital losses, $30,627,532 will expire in the year 2003 and $1,846,888 will expire in the year 2004.

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, assets and liabilities at the current rates of exchange on the valuation date; and
     (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not generally isolate the effect of fluctuations in foreign currency rates from the effect of fluctuations in the market prices of equity securities. The Fund reports certain realized gains and losses on foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such gains and losses are included in or are a reduction of ordinary income for Federal income tax purposes.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in foreign exchange. Foreign security and currency transactions involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibilities of political or economic instability, the fact that foreign securities markets may be smaller and less developed, and the fact that securities, tax and corporate laws may have only recently developed or are in developing stages, and laws may not exist to cover all contingencies or to protect investors adequately.

Distribution of Income and Gains. The Fund intends to distribute annually to shareholders substantially all of its net investment income, including foreign currency gains, and to distribute annually any net realized capital gains in excess of net realized capital losses (including any capital loss carryovers). An additional distribution may be made to the extent necessary to avoid payment of a 4% federal excise tax.

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

Notes to Financial Statements (continued)             The Asia Tigers Fund, Inc.
April 30, 1998 (Unaudited)

During the year ended October 31, 1997, the Fund reclassified $877,675 from accumulated net realized loss on investments and foreign currency related transactions to undistributed net investment income as a result of permanent book and tax differences primarily relating to foreign currency losses, foreign withholding taxes and gains on sales of passive foreign investment companies. In addition, the Fund reclassified ($767,547) from distribution in excess of net investment income to paid-in capital. Net investment income and net assets were not affected by the change.

Other. Costs incurred by the Fund in connection with its organization are being amortized on a straight line basis over a five-year period beginning with the commencement of operations of the Fund.

NOTE B: Management, Investment Advisory, and Administrative Services

On November 3, 1997, CIBC Wood Gundy Securities Corp., the broker-dealer subsidiary of The Canadian Imperial Bank of Commerce, acquired all of the stock of Oppenheimer Holdings, the indirect parent of Advantage Advisers, Inc., the Fund's Investment Manager. In connection with the acquisition, CIBC Wood Gundy Securities Corp. was merged into Oppenheimer & Co., Inc., whose name was changed to CIBC Oppenheimer Corp.

Advantage Advisers, Inc. serves as the Fund's Investment Manager under the terms of a management agreement (the "Management Agreement"). Pursuant to the Management Agreement, the Investment Manager supervises the Fund's investment program, including advising and consulting with the Fund's Investment Adviser.

AXA Asset Management Partenaires ("AAMP") has served as the Investment Adviser to the Fund since June 8, 1998 pursuant to an investment advisory agreement among Advantage, AAMP and the Fund (the "New Advisory Agreement"). The New Advisory Agreement was approved by the Fund's Board of Directors in connection with an agreement entered between AXA Investment Managers SA ("AXA") and Barclays Bank providing for AXA to acquire (the "Transaction") Barclays Global Investors International Hong Kong Limited ("BGIHK"). The Transaction closed on June 8, 1998.

While the Transaction did not directly involve BGI, which has served as the Fund's investment adviser since the Fund's inception, BGI provided investment advice to the Fund through the services of BGIHK's investment advisory personnel. Upon consummation of the Transaction, all of BGIHK's investment advisory personnel involved in the management of the Fund became associated with AXA and AAMP. The New Advisory Agreement is subject to stockholder approval at a Special Meeting of the Fund to be held on August 7, 1998. Investment advisory fees payable to AAMP will be held in escrow pending the results of the Special Meeting.

Pursuant to the New Advisory Agreement, AAMP is responsible for (and BGI was previously responsible for) investing the Fund's portfolio in accordance with its investment objective and policies.

For its services, the Investment Manager receives monthly fees at an annual rate of 1.00% of the Fund's average weekly net assets and the Investment Adviser is entitled to receive from the Investment Manager monthly fees at an annual rate of 0.50% of the Fund's average weekly net assets. For the six months ended April 30, 1998, fees paid to the Investment Manager amounted to $916,276, of which the Investment Manager informed the Fund it paid $458,138 to BGI.

Notes to Financial Statements (concluded)             The Asia Tigers Fund, Inc.
April 30, 1998 (Unaudited)

CIBC Oppenheimer serves as the Fund's administrator (the "Administrator"). The Administrator provides certain administrative services to the Fund. For its services, the Administrator receives a monthly fee at an annual rate of 0.20% of the value of the Fund's average weekly net assets. For the six months ended April 30, 1998, these fees amounted to $183,255.

The Administrator subcontracts certain of the services it is required to perform under the Administration Agreement to PFPC Inc.

The Fund pays each of its directors who is not a director, officer or employee of the Investment Manager, the Investment Adviser, the Administrator or any affiliate thereof, an annual fee of $5,000 plus up to $700 for each Board of Directors meeting attended. For the period ended April 30, 1998, the Fund paid $6,050 to its directors. In addition, the Fund reimburses the directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings.


NOTE C: Portfolio Activity

Purchases and sales of securities other than short-term obligations aggregated $71,234,431 and $77,025,664, respectively, for the six months ended April 30, 1998.


NOTE D: Other

At April 30, 1998, substantially all of the Fund's assets were invested in Asian securities. The Asian securities markets are substantially smaller, less developed, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions involve special risks and considerations not present with respect to U.S. securities.

Additionally, the Fund owned securities of certain companies in India and Pakistan valued at approximately $7,702,786 which were in the process of being registered in the name of the Fund. Significant delays are common in registering the transfer of securities in these countries, and such transfers can take a year or longer. Securities regulations in these countries normally preclude the Fund from selling such securities until the completion of the registration process.

Notes to Financial Statements (concluded)             The Asia Tigers Fund, Inc.
April 30, 1998 (Unaudited)


Results of Annual Shareholder Meeting

Annual Meeting

The Fund held its Annual Shareholders Meeting on February 20, 1998. At the meeting, shareholders elected each of the nominees proposed for election to the Fund's Board of Directors, and ratified the selection and approval of Price Waterhouse LLP as the independent accountants of the Fund for the fiscal year ending October 31, 1998. The following table provides information concerning the matters voted on at the meeting:

I.   Election of Directors

     Nominee                  Votes For    Votes Abstained   Total Voting Shares
     -------                  ---------    ---------------   -------------------

     Alan H. Rappaport        14,580,604       1,366,761           15,947,365

     Charles F. Barber        15,384,971         562,394           15,947,365

At April 30, 1998, in addition to Alan H. Rappaport and Charles F. Barber, the other directors of the Fund were as follows:

     Jeswald W. Salacuse

     Leslie H. Gelb

II. Ratification of Price Waterhouse LLP as the Independent Accountants of the Fund

     Votes For            Votes Against    Votes Abstained   Total Voting Shares
     ---------            -------------    ---------------   -------------------

     14,531,806               323,271         1,092,288           15,947,365

        THE ASIA TIGERS FUND, INC.



            INVESTMENT MANAGER:
         ADVANTAGE ADVISERS, INC.
                                                      THE ASIA TIGERS FUND, INC.

                                                               Semiannual Report
            INVESTMENT ADVISER:                                   April 30, 1998
     AXA ASSET MANAGEMENT PARTENAIRES
                 (FORMERLY
         BARCLAY GLOBAL INVESTORS)



              ADMINISTRATOR:
          CIBC OPPENHEIMER CORP.



            SUB-ADMINISTRATOR:
                 PFPC INC.



              TRANSFER AGENT:
      PNC BANK, NATIONAL ASSOCIATION



                CUSTODIAN:
         THE CHASE MANHATTAN BANK